                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12

............................Trikon Technologies, Inc.............................
                (Name of Registrant as Specified in Its Charter)

.................................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filling Fee (Check appropriate box):

|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:

                  ..............................................................
         2)       Aggregate number of securities to which transaction applies:

                  ..............................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ..............................................................
         4)       Proposed maximum aggregate value of transaction:

                  ..............................................................
         5)       Total fee paid:

                  ..............................................................
|_|      Fee paid previously by written preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:_______________________________________
         2)       Form Schedule or Registration Statement No:___________________
         3)       Filing Party:_________________________________________________
         4)       Date Filed:___________________________________________________


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                           TRIKON TECHNOLOGIES, INC.


May 16, 2003

Dear Fellow Stockholders:

                  The Annual Meeting of Trikon Technologies, Inc., scheduled for May 22, 2003, is just a few days away. It appears that you have not yet voted your shares.

                  Since time is short and your vote is important, we have established a method that will enable you to vote by toll-free telephone call. Please follow the simple steps listed below.

         If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support,

TRIKON TECHNOLOGIES, INC.


                     TOLL-FREE PROXYGRAM OPERATORS WHO ARE
         INDEPENDENT OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!


                                  INSTRUCTIONS

1.       Call Toll-Free 1-877-880-9547, anytime, day or night.

2.       Tell the operator that you wish to send a collect ProxyGram to ID
         No.          ,              (Trikon Technologies, Inc.).

3.       State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                  Name:                      [NA.1]
                  Broker:                    [Broker]
                  Control Number:            [ControlNum]
                  Number of Shares:          [NumShares]

5.       Give the operator your voting preferences, using the proxy text below.

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                               COMMON STOCK PROXY

                           TRIKON TECHNOLOGIES, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 2003
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           TRIKON TECHNOLOGIES, INC.

                  THIS PROXY IS ONLY TO BE USED TO VOTE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE ("COMMON STOCK"), OF TRIKON TECHNOLOGIES, INC.

         The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on May 22, 2003 and the proxy statement, and appoints Christopher D. Dobson, Dr. Jihad Kiwan and William
J. Chappell or any of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Trikon Technologies, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the 2003 Annual Meeting of Stockholders of Trikon Technologies, Inc. to be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on May 22, 2002 at 9:30 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth below.

1. TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

         _____ FOR all nominees listed below (except as marked to the contrary below).
                  Nominees:   Christopher D. Dobson
                              Nigel Wheeler
                              Jihad Kiwan
                              Robert R. Anderson
                              Richard M. Conn
                              Stepehn N. Wertheimer

         _____    WITHHOLD AUTHORITY to vote for all nominees listed above.

         TO WITHHOLD AUTHORITY TO VOTE for any nominee or nominees, write the name of such nominee or nominees below:

         -----------------------------------------

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2.       TO APPROVE THE TRIKON TECHNOLOGIES, INC. 2003 OMNIBUS INCENTIVE PLAN.

         _____ FOR                  _____ AGAINST             _____ ABSTAIN

3. TO RATIFY THE SELECTION OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

         _____ FOR                  _____ AGAINST             _____ ABSTAIN

         The board of directors recommends a vote FOR the directors listed above in proposal 1 and a vote FOR all other proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above in proposal 1 and FOR all other proposals.

                             MARK HERE FOR ADDRESS
                             CHANGE AND NOTE BELOW

         Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.

                                        Signature:
                                                  ------------------------------

                                        Date:
                                             -----------------------------------

                                        Signature:
                                                  ------------------------------

                                        Date:
                                             -----------------------------------